Investor Presentation February 2025 ©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Exhibit 99.2

Legal Disclaimers ©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Various statements made in this presentation are forward-looking, within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, and are inherently subject to risks, uncertainties and potentially inaccurate assumptions. All statements that address activities, events or developments that we intend, expect, plan or believe may occur in the future, are forward-looking statements , including but not limited to statements regarding: our expectations regarding the timing and clinical development of DURAVYU™ in Wet AMD and DME, our expectations regarding the enrollment, dosing and data readouts for the LUGANO trial and the LUCIA trial; our expectations regarding the VERONA trial following our announcement of full topline data; our optimism that that DURAVYU has the potential to change the current treatment paradigm and revolutionize real-world outcomes for patients suffering from serious retinal diseases; our belief that DURAVYU has the potential to maintain a majority of patients with active disease with no supplemental anti-VEGF therapy for six months or longer; and our expectations regarding the timing and clinical development of our other product candidates, including EYP-2301. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Uncertainties and risks may cause EyePoint’s actual results to be materially different than those expressed in or implied by EyePoint’s forward-looking statements. For EyePoint, these risks and uncertainties include the timing, progress and results of the company’s clinical development activities; uncertainties and delays relating to the design, enrollment, completion, and results of clinical trials; unanticipated costs and expenses; the company’s cash and cash equivalents may not be sufficient to support its operating plan for as long as anticipated; the risk that results of clinical trials may not be predictive of future results, and interim and preliminary data are subject to further analysis and may change as more data becomes available; unexpected safety or efficacy data observed during clinical trials; uncertainties related to the regulatory authorization or approval process, and available development and regulatory pathways for approval of the company’s product candidates; changes in the regulatory environment; changes in expected or existing competition; the success of current and future license agreements; our dependence on contract research organizations, and other outside vendors and service providers; product liability; the impact of general business and economic conditions; protection of our intellectual property and avoiding intellectual property infringement; retention of key personnel; delays, interruptions or failures in the manufacture and supply of our product candidates; the availability of and the need for additional financing; our ability to obtain additional funding to support our clinical development programs; uncertainties regarding the timing and results of the August 2022 subpoena from the U.S. Attorney’s Office for the District of Massachusetts; uncertainties regarding the FDA warning letter pertaining to our Watertown, MA manufacturing facility; and other factors described in our filings with the Securities and Exchange Commission (SEC). More detailed information on these and additional factors that could affect our actual results are described in our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as revised or supplemented by its Quarterly Reports on Form 10-Q and other documents filed with the SEC. We cannot guarantee that the results and other expectations expressed, anticipated or implied in any forward-looking statement will be realized. A variety of factors, including these risks, could cause our actual results and other expectations to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements. Should known or unknown risks materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected in the forward-looking statements. You should bear this in mind as you consider any forward-looking statements. Our forward-looking statements speak only as of the dates on which they are made. EyePoint undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

EyePoint: The Leader in Sustained Release Drug Delivery for Retinal Disease

1. **DURAVYU™: patent protected vorolanib featuring new MOA delivered via best-in-class IVT delivery technology, Durasert E™**
2. **Most robust dataset in wet AMD and DME among all sustained delivery programs in development**
3. **Two ongoing global Phase 3 non-inferiority pivotal trials in wet AMD**
4. **Only sustained release TKI with active program in DME bolstered by highly positive Phase 2 clinical data**
5. **Strong balance sheet with ~$370M in cash and equivalents[1]; cash runway into 2027**

1. As of December 31, 2024. Unaudited estimate, inclusive of net proceeds from October 2024 equity financing.
MOA, mechanism of action; wet AMD, wet age-related macular degeneration; DME, diabetic macular edema

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©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved.
EYEPOINT

Pipeline Leveraging Durasert E™ Drug Delivery Technology

Durasert E™ Programs	Indication	Discovery	Pre-Clin	Phase 1	Phase 2	Phase 3	Anticipated Next Milestone
DURAVYU™ – (vorolanib intravitreal insert) (f/k/a EYP-1901)	Wet AMD	PIVOTAL TRIALS UNDERWAY					Enrollment completion in 2H 2025
	DME	POSITIVE SIX-MONTH DATA					FDA mtg expected in 2Q 2025
EYP-2301 – razuprotafib (TIE-2 agonist)	serious retinal diseases						Pre-clin tox and PK data

Evaluating additional pipeline opportunities

non-clinical | *trial underway*

wet AMD, wet age-related macular degeneration; DME, diabetic macular edema; PK, pharmacokinetic; GA, geographic atrophy

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©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

EYEPOINT

IVT, intravitreal DURASERT E™ TECHNOLOGY Sustained-Release Drug Delivery Standard in-office IVT injection Continuous dosing Zero-order kinetics drug release Bioerodible Durasert E™: Solid injectable insert Drug formulated within a bioerodible matrix Designed to release drug load before matrix fully erodes Favorable safety profile across multiple indications ©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Insert is 1/5000 of Vitreous Volume

Vorolanib is a Best-In-Class TKI that Selectively Inhibits all Forms of the VEGF Receptor

- **Potent and highly selective** pan-VEGF receptor inhibitor
- Composition of matter **patent into 2037**
- Acts intracellularly to prevent pro-angiogenic signaling
- Demonstrated **neuroprotection**
- Potential **antifibrotic**
- Does **not inhibit TIE2**[1]

Pathological angiogenesis and vascular instability underlie wet AMD



ANG2
ANG1
PLGF
VEGFB
VEGFA
VEGFC
VEGFD
PDGF
TIE2
VEGFR1
VEGFR2
VEGFR3
PDGFR
VOROLANIB
Blood vessel stability
Angiogenesis,
permeability, leakage, growth, migration, and proliferation
Proliferation, motility
Endothelial cell
Pericyte

1. Bakri SJ, et al. PLoS One. 2024;19(6):e0304782 [CC BY 4.0].
TKI tyrosine kinase inhibitor; AMD, age-related macular degeneration; Ang, angiopoietin; FGF(R), fibroblast growth factor (receptor); PDGF(R), platelet-derived growth factor (receptor); PLGF, placental growth factor; TKI, tyrosine kinase inhibitor; TIE2, tyrosine-protein kinase receptor TIE-2; VEGF(R), vascular endothelial growth factor (receptor); VE-PTP, vascular endothelial cell-specific protein tyrosine phosphatase.

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©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Immediately bioavailable – reaches therapeutic levels within hours Constant dosing – zero-order kinetics release for at least six months Controlled drug release – bioerodible matrix controls drug release; no free-floating drug Contains NO PEG or PLGA Preloaded sterile syringe injector Shipped and stored at ambient temperature DURAVYU: Vorolanib in Bioerodible Durasert E™ DURAVYU™ Bioerodible Insert 94% drug 1/5000 of vitreous volume

DURAVYU Demonstrated Positive Efficacy and Favorable Safety Profile Across Multiple Clinical Trials and Indications

DURAVYU HAS BEEN EVALUATED IN OVER 190 PATIENTS TO DATE ACROSS MULTIPLE INDICATIONS

Clinical Trial	Indication	Safety	Key Efficacy Outcomes
DAVIO	wet AMD	NO DURAVYU RELATED OCULAR OR SYSTEMIC SAEs	• Stable BCVA and CST • 74% reduction in treatment burden
DAVIO 2	wet AMD		• Statistically non-inferior BCVA vs on-label aflibercept • >80% reduction in treatment burden • Stable anatomy (CST)
PAVIA	NPDR		• Stable or prevention of worsening disease severity
VERONA[1]	DME		• Primary endpoint met • Meaningful, immediate and sustained improvement in BCVA and OCT

1. Data as of January 16, 2025. Preliminary data pending final analysis.
Wet AMD, wet age-related macular degeneration; NPDR, non-proliferative diabetic retinopathy; DME, diabetic macular edema; SAEs, serious adverse events; BCVA, best-correct visual acuity; OCT, optical coherence tomography.

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©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved.
EYEPOINT

©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Phase 2 VERONA Clinical Trial in DME – Six-Month Results Immediate Bioavailability and sustained delivery for At Least Six months DME, diabetic macular edema Data as of January 16, 2025. Preliminary data pending final analysis.

Diabetic Macular Edema: Large Market Opportunity with Significant Unmet Need for More Durable Treatments

54.9M
Patients in the US with diabetes by 2030[1]

25%
Develop DME within 10 years[2]

$3.9B
Global market by 2030[3]

up to 51%
Delayed/missed treatment visits[4]

5-6 letters
Vision loss from missed injection[5]

By 2050, diabetes-related vision loss is expected to cost 500 million US dollars annually[6]

1. William R. Rowley, Clement Bezold, Yasemin Arikan, et al. Diabetes 2030: Insights from Yesterday, Today and Future Trends. PubMed Central. 2017 PMCID: PMC5278808 PMID: 27124621 . 2. Russel Lazarus. Optometrists Network. *Guide to Eye Conditions; Diabetic Macular Edema*. 3. DelveInsights DME Market Report -2030. 4. Monique A. Rose, Meri Vukicevic, Konstandina Koklanis. Adherence of patients with diabetic macular oedema to intravitreal injections: A systematic review. PubMed 2020 PMID: 32829485 DOI: 10.1111/ceo.13845. 5. Lee, R., Wong, T.Y. & Sabanayagam, C. Epidemiology of diabetic retinopathy, diabetic macular edema and related vision loss. Eye and Vis 2, 17 (2015). https://doi.org/10.1186/s40662-015-0026-2. 6. Nagda D, Mitchell W, Zebardast N. The functional burden of diabetic retinopathy in the United States. Graefes Arch Clin Exp Ophthalmol. 2021;259(10):2977–2986. https://doi.org/10.1007/s00417-021-05210-3.

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EYEPOINT

Phase 2 VERONA Clinical Trial is a Randomized, Open-Label, Aflibercept Controlled Trial as a Potential Treatment for DME



PRIMARY ENDPOINT
-D28 to -D7
D1
W4
W8
W12
W16
W20
W24
DURAVYU 1.3mg (n=10)
DURAVYU 2.7mg (n=11)
Aflibercept 2mg single injection (n=6)
SUPPLEMENTAL ANTI-VEGF INJECTION BASED ON PRESPECIFIED CRITERIA
AFLIBERCEPT INJECTION
DURAVYU DOSING
SHAM INJECTION
VISIT SCHEDULED

- Objectives:
  - Evaluate the safety and efficacy of DURAVYU in patients with active DME (CST >325µm)
  - Collect dose-ranging data to inform Phase 3 clinical trials
- Primary endpoint: time to supplemental anti-VEGF injection up to week 24
- Key Secondary endpoints: safety, change in BCVA vs. aflibercept control and anatomical control (CST)

DME, diabetic macular edema; VEGF, vascular endothelial growth factor; BCVA, best corrected visual acuity; OCT, optical coherence tomography; CST, central subfield thickness

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EYEPOINT

VERONA Clinical Trial Supplement Criteria

Starting at Week 4:

- Reduction in BCVA ≥10 letters due to DME[1]
- Reduction in BCVA of 5-9 letters **and** >75 microns of new fluid at two consecutive visits[1]
- Increase of ≥100 microns of new fluid vs. Baseline (Day 1)[2]
- Investigator discretion

Starting at Week 12 (unique supplementation criteria incorporated due to PRN design of trial)**:**

- Lack of 10% reduction in CST compared to Baseline (Day 1)

1. vs. best on study measurement; 2. as measured by Spectral domain OCT (SD-OCT)
BCVA, best corrected visual acuity; PRN, pro re nata; CST, central subfield thickness

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©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

EYEPOINT

VERONA: Phase 2 Clinical Trial Met Primary and Secondary Endpoints Data supports DURAVYU as a Potential Treatment for DME with improvement in vision and anatomy with superior dosing intervals ©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved. DURAVYU 2.7mg - 24 WEEK EFFICACY Results: Primary endpoint achieved - extended time to first supplemental injection vs. aflibercept control Early and sustained BCVA improvement = +7.1 letters Early and sustained CST improvement = -76 microns 73% supplement-free eyes vs. 50% aflibercept control ~Two-thirds reduction in treatment burden DURAVYU SAFETY Results: No ocular or systemic DURAVYU-related SAEs No cases of: Impaired vision Endophthalmitis Retinal vasculitis (occlusive or non-occlusive) Intraocular inflammation (IOI) Insert migration DME, diabetic macular edema; BCVA, best-corrected visual acuity; CST, central subfield thickness; SAEs, serious adverse events. Data as of January 16, 2025. Preliminary data pending final analysis.

©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved. VERONA: Single DURAVYU 2.7mg Treatment Demonstrated Clinically Meaningful Improvement in BCVA; Supports Noninferiority in Pivotal Trial BCVA, best-corrected visual acuity; VA, visual acuity Data as of January 16, 2025. Preliminary data pending final analysis. MEAN CHANGE IN BCVA FROM BASELINE +7.1 +7.3 DURAVYU 2.7mg -0.2 Mean Change in BCVA vs Aflibercept +6.9 Early and sustained VA improvement

VERONA: DURAVYU 2.7mg Demonstrated Improved and Controlled Anatomy with 74% More Drying than Aflibercept Control


MEAN CHANGE IN CST FROM BASELINE
Mean Change in CST vs Aflibercept
DURAVYU 2.7mg
-32.2 um
CST Change, in microns
20
10
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
-100
-110
Randomization
Week 4
Week 8
Week 12
Week 16
Week 20
Week 24
-43.7 um
-71.1 um
-75.9 um
aflibercept 2mg (n=6)
DURAVYU 1.3mg (n=9)
DURAVYU 2.7mg (n=11)

CST: central subfield thickness
Data as of January 16, 2025. Preliminary data pending final analysis.
Source: Independent reading center results available as of the full 24-week data cut.

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©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

VERONA: Eyes Treated with DURAVYU had a Greater Proportion of Supplement-Free Eyes vs. Aflibercept Control up to Six Months ©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Data as of January 16, 2025. Preliminary data pending final analysis. 2.7mg DURAVYU reduced treatment burden by over two-thirds Summary of Cumulative Supplement-Free Rates 100% 100% 100% 100%

Phase 2 VERONA Clinical Trial Case Study 1 - 2.7mg Dose Pt - Immediate Drying with Improved Vision After Single DURAVYU Treatment and No Supplementation - Prior treatment = 2x Eylea, 1x Vabysmo in past 12 months ©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Day 1 BCVA: 46 Week 4 BCVA: 65 Week 16 BCVA: 67 Week 24 BCVA: 66

Phase 2 VERONA Clinical Trial Case Study 2 - 2.7mg Dose Patient- Continued Drying at Week 24 with Improved VA After Single DURAVYU Treatment and No Supplementation - Prior treatment = 1x Avastin, 5x Vabysmo in past 7 months ©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Day 1 BCVA: 73 Week 4 BCVA: 74 Week 16 BCVA: 80 Week 24 BCVA: 80

Continued Favorable Safety and Tolerability Profile in VERONA Clinical Trial ©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved. SAE, serious adverse event Data as of January 16, 2025. Preliminary data pending final analysis. No reported DURAVYU-related ocular SAEs or systemic SAEs No cases of: Endophthalmitis Retinal vasculitis (occlusive or non-occlusive) Insert migration Intraocular inflammation (IOI) No discontinuations >190 patients treated with DURAVYU to date with no DURAVYU-related SAEs

VERONA: Phase 2 Clinical Trial Highlights ©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Data as of January 16, 2025. Preliminary data pending final analysis. Primary endpoint met for both DURAVYU doses Demonstrated immediate clinical bioavailability Achieved clinically meaningful results without a full load of aflibercept Significant improvement in vision paired with a meaningful reduction in treatment burden Significantly better anatomic results with fewer supplemental injections Continued favorable safety and tolerability

Positive Phase 2 VERONA Data Supports Advancement to Phase 3 Pivotal Program – Expected Initiation by End of 2025 ©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Next Steps: Continue development of Phase 3 clinical protocol – non-inferiority design Discuss Phase 2 results and proposed Phase 3 clinical protocol with regulatory agencies (FDA, EMA) Initiation of pivotal program anticipated by the end of 2025 leveraging the experience from LUGANO and LUCIA wet AMD trials Present results at future medical conferences

©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved. DURAVYU LUGANO/LUCIA Phase 3 Pivotal Trials in wet AMD NON-INFERIORITY VERSUS AN AFLIBERCEPT CONTROL

Phase 3 Trials are Designed to Enable Global Regulatory Approvals for DURAVYU

LUGANO AND LUCIA TRIALS: GLOBAL, RANDOMIZED, DOUBLE-MASKED, AFLIBERCEPT CONTROLLED

OBJECTIVE

Demonstrate DURAVYU, when administered **every six months**, achieves similar visual outcomes to **on-label aflibercept** while **reducing treatment burden**

TRIAL DESIGN

- **~400** patients per trial
- **Two arms**
  - 2.7mg DURAVYU
  - aflibercept on-label control
- DURAVYU dosing every **6-months**
- One-year efficacy and safety endpoint for NDA submission

ENDPOINTS

Primary Endpoint: difference in mean change in BCVA from Day 1 to Week 52 and 56 (blended) versus aflibercept control

Secondary endpoints: safety, reduction in treatment burden, percent of eyes supplement-free, anatomical stability

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©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved.
EYEPOINT

DURAVYU™ in Wet AMD Phase 3 Pivotal Trial Design



Screening
D1
W4
W8
W12
W16
W20
W24
W28
W32
W36
W40
W44
W48
W52
W56
W60-W76
W80
W84-W92
W96 EOS
RANDOMIZATION
DURAVYU
DURAVYU
DURAVYU
DURAVYU
DURAVYU™ 2.7mg
Aflibercept 2mg q8W
LUGANO/LUCIA First Patient Dosed
Topline Data in 2026
AFLIBERCEPT LOAD
AFLIBERCEPT q8W
1 ENDPOINT BLEND W52 AND W56; UNMASK W56
SUPPLEMENTAL ANTI-VEGF INJECTION BASED ON STRICT CRITERIA
REQUIRED AFLIBERCEPT INJECTION VISIT
VISIT SCHEDULED
DURAVYU™ DOSE
SHAM INJECTION FOR MASKING
AFLIBERCEPT Q8W
SHAM INJECTION FOR MASKING

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©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

Exceptional Enrollment to Date Driven by Significant Investigator and Patient Enthusiasm

June 2024
Final Phase 3 protocols

October 2024
First patient in LUGANO trial dosed

December 2024
First patient in LUCIA trial dosed

January 2025
LUGANO trial ~1/3 enrolled; LUCIA exceeding expectations

2H 2025
Expected full enrollment of both Phase 3 pivotal trials

2026
Topline data for pivotal program

Top line data for both Phase 3 pivotal trials anticipated in 2026

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EYEPOINT

Commercial Manufacturing Facility Opened in October 2024 ©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved. FDA, Federal Drug Administration; EMA, European Medicines Agency; cGMP, current good manufacturing practice Located in Northbridge, MA Built to US FDA and EU EMA standards 40,000sf cGMP manufacturing facility Built to EYPT specifications by landlord preserving upfront cash investment New manufacturing site for commercial production of DURAVYU

©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved. EYP-2301: razuprotafib in Durasert E™ A sustained delivery tie-2 agonist for severe retinal diseases

EYP-2301: Razuprotafib in Durasert E™ is a Patented TIE-2 Agonist as a Potential New MOA for Treating Serious Retinal Diseases

EYP-2301 targets vascular endothelial protein tyrosine phosphatase (VE-PTP) activating TIE-2 and downregulating ANG2 to maintain vascular stability in the retina

- Tie-2 activation combined with VEGF inhibition has the potential to **enhance efficacy and extend durability**[1] of treatment
- Razuprotafib (f/k/a AKB-9778) delivered subcutaneously demonstrated preclinical and **clinical proof of concept** in posterior segment disease [2,3]
- In a Phase 2 clinical trial, razuprotafib combined with ranibizumab, was **more effective** than ranibizumab alone at **reducing macular edema** with a **favorable safety** and tolerability profile[4,5]


ANG2
VE-PTP
Blood vessel lumen
Intracellular space
P
P
EYP-2301

1. Heier et al. Retina, 2021;41:1-19. and Joussen et al. Eye 2021; 35:1305-1316.; 2. Hammes, et. Al – Diabetes.2011 Jan 1; 3. Shen et al. JCI, 2014; 124:4564; 3. Campochiaro et al. Ophthalmology, 2016; 123:1722-1730; 4. Phase 2 TIME 2a clinical trial conducted by Aerpio. 5.Campochiaro et al. PubMed 2016 123(8):1722-1730. DOI: 10.1016/j.ophtha.2016.04.025

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©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

EYEPOINT

On Track for Continued Execution And Well-Funded Through Key Anticipated DURAVYU Milestones

DURAVYU™

✓	Positive EOP2 meeting with FDA for wet AMD	April 2024
✓	PAVIA for NPDR topline data	May 2024
✓	DAVIO 2 12-month data	Jue 2024
✓	Positive interim VERONA data	October 2024
✓	First patient dosed – LUGANO	October 2024
✓	First patient dosed – LUCIA	December 2024
✓	VERONA Phase 2 DME full topline data	February 2025
☐	**FDA meeting for DME**	**Q2 2025**
☐	**Anticipated initiation of Phase 3 pivotal program for DME**	**By end of 2025**

Corporate

✓	Expanded SAB with world-renowned retina specialists	April 2024
✓	R&D Day - NYC	June 2024
✓	Fred Hassan appointed to Board of Directors	September 2024
✓	Northbridge manufacturing facility grand opening	October 2024
✓	Reginald Sanders, MD appointed to Board of Directors	January 2025

DME, diabetic macular edema; EOP2, End of Phase 2; wet AMD, wet age-related macular degeneration; SAB, Scientific Advisory Board

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• ©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved.
EYEPOINT

EyePoint: The Leader in Sustained Release Drug Delivery for Retinal Disease

1. **DURAVYU™: patent protected vorolanib featuring new MOA delivered via best-in-class IVT delivery technology, Durasert E™**
2. **Most robust dataset in wet AMD and DME among all sustained delivery programs in development**
3. **Two ongoing global Phase 3 non-inferiority pivotal trials in wet AMD**
4. **Only sustained release TKI with active program in DME bolstered by highly positive Phase 2 clinical data**
5. **Strong balance sheet with ~$370M in cash and equivalents[1]; cash runway into 2027**

1. As of December 31, 2024. Unaudited estimate, inclusive of net proceeds from October 2024 equity financing.
MOA, mechanism of action; wet AMD, wet age-related macular degeneration; DME, diabetic macular edema

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©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

EYEPOINT

Investor Presentation February 2025 ©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved.